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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                                October 29, 2002

                               INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)

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         Delaware                    1-12203                  62-1644402
(State of Incorporation or   (Commission File Number)      (I.R.S. Employer
       organization                                      Identification No.)
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                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
   (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000


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Item 7.   Financial Statements and Exhibits.

          Exhibit No.    Description

          99.1           Press Release dated October 29, 2002


Item 9.   Regulation FD Disclosure.

          On October 29, 2002, Ingram Micro Inc. (the "Registrant") issued a press release announcing its financial results for the quarter ended
September 28, 2002. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated under Item 9 of this Form 8-K by reference herein. Such Exhibit is not to be deemed to be filed pursuant to the Exchange Act or to form a part of the Registrant's public disclosure in the United States or otherwise.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INGRAM MICRO INC.


                                            By: /s/ James E. Anderson, Jr.
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                                            Name:   James E. Anderson, Jr.
                                            Title:  Senior Vice President
                                                    Secretary and General
                                                    Counsel

Date:  October 29, 2002


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